Exhibit 99.1

C.H. Robinson to Acquire RXO, Redefining the Future of Third-Party Logistics

While Unlocking Significant Shareholder Value

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Expected to generate $300 million of net run-rate cost synergies within two years post-close by utilizing C.H. Robinson’s proven Lean AI operating model to enhance productivity – driving profitability and creating shareholder value

•	Addition of complementary major North American third-party logistics business will improve network density and enhance penetration across verticals to drive growth throughout market cycles

•	Diversifies and strengthens offering across multi-modal platform to better support customers of all sizes with more tailored, innovative solutions

•	Strong financial profile, significant adjusted EPS accretion and cash flow generation of combined company expected to support de-leveraging and growth investments

Eden Prairie, Minn. and Charlotte, N.C. (October 5, 2026) — C.H. Robinson Worldwide, Inc. (“C.H. Robinson”) (Nasdaq: CHRW) and RXO Inc. (NYSE: RXO) (“RXO”), a Fortune 1000 provider of asset-light tech-enabled transportation solutions, today announced that they have entered into a definitive agreement (the “Merger Agreement”) under which C.H. Robinson will acquire RXO in a stock-and-cash transaction for an implied value of $5.8 billion and will create a combined company with an enterprise value of over $25 billion.

The acquisition of RXO brings together two complementary networks and diversifies and strengthens C.H. Robinson’s multi-modal platform to accelerate its growth and increase its penetration across all modes and segments. Combining both companies’ robust trucking brokerage and managed transportation businesses, along with C.H. Robinson’s global forwarding and RXO’s strengths in expedited and last mile, will create a more comprehensive offering for customers across a larger and denser network. Through the implementation of its proven Lean AI operating model across RXO’s business, C.H. Robinson expects to realize approximately $300 million of net run-rate cost synergies within two years post-close. The companies expect these productivity improvements to create a more resilient platform to drive profitable growth with enhanced operating leverage and improved margins regardless of the freight market environment.

“This transaction is a natural next step in our transformation, allowing us to create a more scaled, resilient North American third-party logistics provider positioned to offer exceptional customer service and redefine the future of our industry,” said Dave Bozeman, C.H. Robinson President and Chief Executive Officer. “Like C.H. Robinson, RXO is a customer-focused company with expertise and talent that will allow us to expand our capabilities to better support customers of all sizes on their most complex challenges. By applying our proven Lean AI model to RXO’s business, we expect to significantly enhance productivity to unlock compelling cost synergies. We are confident our experienced team and disciplined execution plan will allow us to seamlessly integrate our organizations and position the combined company to capture the expected synergies, drive innovation and deepen customer relationships to enhance profitable growth and shareholder value.”

Drew Wilkerson, RXO Chairman and Chief Executive Officer, said, “Joining C.H. Robinson represents an exciting next chapter for our company, our employees and our customers. We have built a strong business by staying relentlessly focused on our customers, operating with agility and delivering solutions that help them navigate an increasingly complex supply chain. By bringing together our complementary capabilities, talented teams and shared commitment to service, we will be able to offer customers greater scale, broader capabilities and even more value. I’m incredibly proud of what our team has built and excited about the opportunities ahead as part of C.H. Robinson.”

Adam R. Karr, President and Portfolio Manager at Orbis Investments, said, “Orbis is RXO’s largest shareholder and has owned the Company since it became independent. We know the business and the team well, and we fully support this transaction. It gives RXO shareholders substantial cash today and continued ownership in a combined platform with significant upside.”

Strategic & Financial Benefits

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Unlocks compelling cost synergy opportunities through C.H. Robinson’s Lean AI operating model – C.H. Robinson expects to unlock significant productivity improvements and drive operating margin expansion as it applies its proven Lean AI operating model to RXO’s business. The transaction is expected to deliver approximately $300 million of net run-rate cost synergies within two years following the transaction close, through cost-to-serve opportunities, operating efficiencies, shared-services savings and third-party spend optimization. The anticipated synergies will allow the combined company to increase operating leverage and drive significant shareholder value creation. The acquisition will also significantly expand C.H. Robinson’s proprietary datasets, enhancing the speed and precision of its AI-driven sales, matching and procurement capabilities.

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Increases scale in a large and fragmented market – The addition of RXO will improve C.H. Robinson’s network density and expand its capabilities, enhancing penetration across verticals and increasing volumes. The combined company’s complementary platform and diversified customer exposure will increase market visibility and enhance its ability to drive growth through market cycles.

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Diversifies and strengthens offerings to support customers’ end-to-end needs – The transaction will bring together C.H. Robinson’s global, multi-modal solutions with RXO’s capabilities in North American brokerage, expedited and last mile to deliver more tailored solutions, creating opportunities to deepen relationships, increase wallet share and win new enterprise customers. The companies’ complementary commercial capabilities and diverse customer base will also create compelling cross-selling opportunities.

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Strengthens financial profile to support deleveraging – C.H. Robinson expects the transaction to be accretive to adjusted EPS[1] within nine months of the transaction close and mid-teens accretive to adjusted EPS in 2028. Additionally, the anticipated productivity improvements are expected to increase cash flow generation to support rapid de-leveraging to C.H. Robinson’s target leverage range of 1.75x to 2.25x net debt to LTM adjusted EBITDA by the end of 2028, with flexibility to continue growth investments. C.H. Robinson expects to maintain its solid investment grade credit ratings and intends to pause share repurchases until it reaches its target leverage ratio after the transaction closes.

Transaction Details

Under the terms of the merger agreement, RXO stockholders will receive $17.25 per share in cash and 0.0856 shares of C.H. Robinson common stock for each RXO share they own, representing an implied total consideration of $30.25 per share.2 The transaction represents a premium of 27% to RXO’s 90-day volume-weighted average price and 29% to RXO’s closing price on Friday, October 2, 2026. Under the terms of the merger agreement, RXO stockholders may elect to receive either (i) the standard mixed consideration consisting of $17.25 in cash and 0.0856 shares of C.H. Robinson common stock, (ii) all-cash consideration of $30.25 per share or (iii) all-stock consideration of 0.1992 shares of C.H. Robinson common stock, in each case subject to proration and adjustment procedures designed to ensure that, in the aggregate, approximately 57% of the merger consideration is paid in cash and 43% is paid in shares of C.H. Robinson common stock. RXO stockholders are expected to own 11% of the combined company upon transaction close.

The merger agreement, which was unanimously approved by the Boards of both companies, is expected to close in the first half of 2027 and is subject to customary closing conditions, including regulatory approval and approval by RXO’s stockholders. In connection with the execution of the Merger Agreement, MFN Partners LP has agreed, among other things, to vote all of its shares of RXO (which represents approximately 17%) in favor of the transaction and adoption of the Merger Agreement, and, subject to certain exceptions, not to transfer its shares.

C.H. Robinson will finance the cash consideration with new debt financing and has entered into a fully underwritten commitment for a bridge facility with Morgan Stanley Senior Funding, Inc. Upon completion of the transaction, C.H. Robinson will integrate RXO primarily into its NAST division.

For additional information regarding the transaction, including resources for customers, carriers, employees and investors, please visit www.CHRobinsonAcquiresRXO.com.

[1]	Adjusted EPS is a non-GAAP financial measure. Adjusted EPS excludes restructuring and/or loss from divestiture and excludes amortization of intangibles related to this acquisition
[2]	The implied total consideration of $30.25 per share is based on C.H. Robinson’s 16-day VWAP of $151.88 as of October 2, 2026

Advisors

Morgan Stanley & Co. LLC is acting as financial advisor to C.H. Robinson, Gibson, Dunn & Crutcher LLP is serving as its legal counsel and Joele Frank, Wilkinson Brimmer Katcher is serving as its strategic communications advisor. Goldman Sachs & Co. LLC is serving as financial advisor to RXO and Paul, Weiss, Rifkind, Wharton & Garrison LLP is serving as its legal counsel.

Conference Call and Webcast Information:

C.H. Robinson will host a conference call at 8:00 a.m. Eastern Time today to discuss the announcement. A slide presentation and a simultaneous live audio webcast of the conference call may be accessed through C.H. Robinson’s website at investor.chrobinson.com.

About C.H. Robinson

C.H. Robinson is the global leader in Lean AI supply chains. For more than a century, companies everywhere have looked to us to reimagine how goods move. Now, as we redefine what’s next for the industry, that same drive fuels our commitment to Building Tomorrow’s Supply Chains, Today™. Trusted by 75,000 customers and 450,000 contract carriers, we manage 37 million shipments annually, representing $23 billion in freight. We deliver tailored solutions across the world via truckload, less-than-truckload, ocean, air, and more. With our unique combination of human insight and Lean AI working as one, supply chains move faster, smarter, and more sustainably. As a responsible global citizen, we proudly contribute millions to the causes that matter most to our employees. For more information, visit us at chrobinson.com (Nasdaq: CHRW).

About RXO

RXO (NYSE: RXO) is a leading provider of asset-light transportation solutions. RXO offers tech-enabled truck brokerage services together with complementary solutions including managed transportation and last mile delivery. The company combines massive capacity and cutting-edge technology to move freight efficiently through supply chains across North America. The company is headquartered in Charlotte, N.C. Visit RXO.com for more information and connect with RXO on LinkedIn, Facebook, Instagram, X and YouTube.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act. Statements that are not historical facts, including statements about beliefs, expectations, targets or goals, the expected timing of the closing of the proposed transaction, the anticipated benefits of the proposed transaction, including synergies, and expected future financial position, total addressable market and results of operations, are forward-looking statements. These statements are based on plans, estimates, expectations and/or goals at the time the statements are made the, and readers should not place undue reliance on them. Some of these forward-looking statements can be identified by the use of forward-looking words such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates,” “projects,” “strategy,” or “anticipates,” or the negative of those words or other comparable terminology. C.H. Robinson’s and RXO’s results may differ materially from the experience and results anticipated in such statements. The accuracy of such statements is subject to a number of risks, uncertainties and assumptions including, but not limited to, the following factors: the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; the risk that the conditions to the closing of the proposed transaction are not satisfied, including the risk that required approvals of the transaction from the stockholders of RXO or from regulators are not obtained; litigation or regulatory action relating to the transaction; the risk that the proposed transaction may not be completed on the anticipated terms, in a timely manner or at all; uncertainties as to the timing of the consummation of the proposed transaction and the ability of each party to consummate the proposed transaction; risks that the proposed transaction disrupts the current plans or operations of C.H. Robinson or RXO; the effect of the announcement of the proposed transaction on the ability of C.H. Robinson or RXO to retain and hire key personnel; competitive responses to the proposed transaction; unexpected costs, charges or expenses resulting from the transaction; the risk that C.H. Robinson is unable to obtain the anticipated debt financing in connection with the proposed transaction on the anticipated timing or terms, or at all; potential adverse effects on the market price of RXO’s and/or C.H. Robinson’s common stock, credit ratings, or operating results; fluctuations in the market value of the merger consideration, which may vary from its value as of the date of the Merger Agreement or the date of this communication, as a result of changes in the market price of C.H. Robinson common stock; potential adverse reactions or changes to relationships with employees, customers, suppliers, distributors and other business partners resulting from the announcement, pendency or completion of the proposed transaction; restrictions during the pendency of the proposed transaction on RXO’s ability to pursue certain business opportunities or strategic transactions; the potential acquisition being more expensive to complete than anticipated, including as a result of unexpected factors or events, significant transaction costs or unknown liabilities; the combined company’s ability to achieve the synergies expected from the proposed transaction, as well as delays, challenges and expenses associated with integrating the combined company’s existing businesses or realizing the anticipated benefits of the proposed transaction; competitive factors, including but not limited to pricing pressures, industry consolidation, entry of new competitors into the industries in which C.H. Robinson and RXO operate, as well as new product and marketing initiatives by C.H. Robinson’s and RXO’s competitors; risks associated with cyber-attacks, information security and data privacy; diversion of management’s time and attention from C.H. Robinson’s and RXO’s ongoing business operations due to the proposed transaction; disruptions resulting from key management changes; unknown liabilities and uncertainties regarding general economic, market sector, competitive, legal, regulatory, tax and geopolitical conditions; and legislative, regulatory, economic, competitive or technological developments. Other factors that might cause such a difference include those discussed in C.H. Robinson’s and RXO’s filings with the SEC, which include their Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and in the registration statement on Form S-4 (including the proxy statement/prospectus) to be filed in connection with the proposed transaction. For more information, see the section entitled “Risk Factors” and the forward-looking statements disclosure contained in C.H. Robinson’s and RXO’s Annual Reports on Form 10-K and in other filings. Forward-looking statements should not be relied on as predictions of future events, and these statements are not guarantees of performance or results. The forward-looking statements included in this communication are made only as of the date hereof and, except as required by applicable law, C.H. Robinson and RXO undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information about the Proposed Transaction and Where to Find It

In connection with the proposed transaction, C.H. Robinson intends to file with the SEC a registration statement on Form S-4 that will include a preliminary proxy statement of RXO that also constitutes a preliminary prospectus of C.H. Robinson. C.H. Robinson and RXO also each plan to file other relevant documents with the SEC regarding the proposed transaction. After the registration statement is declared effective, the definitive proxy statement/prospectus will be mailed to stockholders of RXO. This communication is not a substitute for the registration statement, the proxy statement/prospectus or any other document that C.H. Robinson or RXO may file with the SEC in connection with the proposed transaction. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4, PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and stockholders will be able to obtain free copies of these documents (if and when available), and other documents containing important information about C.H. Robinson and RXO, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by C.H. Robinson will be available free of charge on C.H. Robinson’s website at investor.chrobinson.com. Copies of the documents filed with the SEC by RXO will be available free of charge on RXO’s website at investors.rxo.com.

Participants in the Solicitation

C.H. Robinson, RXO and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from RXO’s stockholders in respect of the proposed transaction. Information about the directors and executive officers of C.H. Robinson, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in (i) the C.H.  Robinson’s proxy statement for its 2026 Annual Meeting of Shareholders, which was filed with the SEC on March 24, 2026, including under the sections captioned “Proposal 1: Election of Directors,” “Compensation of Directors,” “Compensation Discussion and Analysis,” “Executive Compensation Tables,” “Security Ownership of Certain Beneficial Owners and Management,” and “Related Party Transactions,” (ii) the C.H. Robinson’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, which was filed with the SEC on February 13, 2026, including under the section captioned “Information about our Executive Officers” in Part I, Item 1, and (iii) Item 5.02 of the C.H.  Robinson’s Current Report on Form 8-K filed with the SEC on June 2, 2026. Information about the directors and executive officers of RXO, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in (i)  RXO’s proxy statement for its 2026 Annual Meeting of Stockholders, which was filed with the SEC on March 30, 2026, including under the sections captioned “Proposal 1: Election of Directors,” “Director Compensation,” “Certain Relationships and Related Party Transactions,” “Security Ownership of Certain Beneficial Owners and Management,” and “Compensation Discussion and Analysis,” and (ii)  RXO’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, which was filed with the SEC on February 9, 2026, including under the section captioned “Information about our Executive Officers” in Part I, Item 1. To the extent holdings of RXO’s securities by its directors or executive officers have changed since the applicable “as of” date described in its 2026 proxy statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership of Securities on Form 3, Statements of Changes in Beneficial Ownership on Form 4 or Annual Statements of Changes in Beneficial Ownership on Form 5 filed with the SEC, including (i) the Form 4s filed by Mr. Wilkerson on May 4, 2026 and May 19, 2026; (ii) the Form 4 filed by Mr. Morris on May 18, 2026; and (iii) the Form 4 filed by Mr. Firestone on August 25, 2026.

Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors and stockholders should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from C.H. Robinson and RXO using the sources indicated above.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

FOR C.H. Robinson

INVESTOR INQUIRIES, CONTACT:

Chuck Ives, Senior Director of Investor Relations

Email: chuck.ives@chrobinson.com

MEDIA INQUIRIES, CONTACT:

Kelsey Soby, Senior Director of Corporate Communications and Marketing

Email: PublicRelations@chrobinson.com

FOR RXO

INVESTOR INQUIRIES, CONTACT:

Kevin Sterling, kevin.sterling@rxo.com

MEDIA INQUIRIES, CONTACT:

Nina Reinhardt, nina.reinhardt@rxo.com

Source: C.H. Robinson; RXO

CHRW-IR